                                                                    EXHIBIT 10.4


                                      LEASE


                     CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P.,

                                    Landlord,

                                       and

                         HOME INTERIORS AND GIFTS, INC.,

                                     Tenant



MTIN

                                TABLE OF CONTENTS

                                                                                                                        PAGE
1.        USE AND RESTRICTIONS ON USE ..................................................................................  1
2.        TERM .........................................................................................................  2
3.        RENT .........................................................................................................  2
4.        RENT ADJUSTMENTS .............................................................................................  2
5.        SECURITY DEPOSIT .............................................................................................  4
6.        ALTERATIONS ..................................................................................................  4
7.        REPAIR .......................................................................................................  5
8.        LIENS ........................................................................................................  5
9.        ASSIGNMENT AND SUBLETTING ....................................................................................  6
10.       INDEMNIFICATION ..............................................................................................  6
11.       INSURANCE ....................................................................................................  6
12.       WAIVER OF SUBROGATION ........................................................................................  6
13.       SERVICES AND UTILITIES .......................................................................................  7
14.       HOLDING OVER .................................................................................................  7
15.       SUBORDINATION ................................................................................................  7
16.       RULES AND REGULATIONS ........................................................................................  7
17.       REENTRY BY LANDLORD ..........................................................................................  7
18.       DEFAULT ......................................................................................................  8
19.       REMEDIES .....................................................................................................  8
20.       TENANT'S BANKRUPTCY OR INSOLVENCY ............................................................................ 10
21.       QUIET ENJOYMENT .............................................................................................. 11
22.       CASUALTY ..................................................................................................... 11
23.       EMINENT DOMAIN ............................................................................................... 12
24.       SALE BY LANDLORD ............................................................................................. 12
25.       ESTOPPEL CERTIFICATES ........................................................................................ 12
26.       SURRENDER OF PREMISES ........................................................................................ 13
27.       NOTICES ...................................................................................................... 13
28.       TAXES PAYABLE BY TENANT ...................................................................................... 13
29.       INTENTIONALLY DELETED ........................................................................................ 13
30.       DEFINED TERMS AND HEADINGS ................................................................................... 14
31.       TENANT'S AUTHORITY ........................................................................................... 14
32.       FINANCIAL STATEMENTS AND CREDIT REPORTS ...................................................................... 14
33.       COMMISSIONS .................................................................................................. 14
34.       TIME AND APPLICABLE LAW ...................................................................................... 14
35.       SUCCESSORS AND ASSIGNS ....................................................................................... 14
36.       ENTIRE AGREEMENT ............................................................................................. 14



                                                                            MTIN

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                        PAGE
37.       EXAMINATION NOT OPTION....................................................................................     14
38.       RECORDATION...............................................................................................     14
39.       LIMITATION OF LANDLORD'S LIABILITY........................................................................     15

EXHIBIT A -- FLOOR PLAN DEPICTING THE PREMISES
EXHIBIT A-1 -- SITE PLAN
EXHIBIT B -- INITIAL ALTERATIONS
EXHIBIT C -- COMMENCEMENT DATE MEMORANDUM
EXHIBIT D -- RULES AND REGULATIONS
EXHIBIT E -- ADDITIONAL SURRENDER CONDITIONS
EXHIBIT F -- ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT



                                                                            MTIN

                        MULTI-TENANT INDUSTRIAL NET LEASE

                                 REFERENCE PAGES


BUILDING:                                        Frankford Trade Center
                                                 2828 Trade Center Blvd., Carrollton, Texas

LANDLORD:                                        CalWest Industrial Holdings Texas, L.P., a Delaware
                                                 limited partnership

LANDLORD'S ADDRESS:                              c/o RREEF Management Company
                                                 1406 Halsey Way, Suite 110
                                                 Carrollton, Texas 75007

WIRING INSTRUCTIONS AND/OR ADDRESS FOR           Frankford Trade Center
RENT PAYMENT:                                    PO Box 847555
                                                 Dallas, Texas 75284-7555

LEASE REFERENCE DATE:                            July 17, 2002

TENANT:                                          Home Interiors and Gifts, Inc.

TENANT'S NOTICE ADDRESS:

         (a) As of beginning of Term:            1649 Frankford Road West
                                                 Carrollton, Texas 75007

         (b) Prior to beginning of Term
             (if different):                     N/A

PREMISES ADDRESS:                                2828 Trade Center, Suite Number 100,
                                                 Carrollton, Texas 75007

PREMISES RENTABLE AREA:                          approximately 147,638 sq. ft. (for outline of
                                                 Premises see Exhibit A)

USE:                                             Warehouse, storage and distribution of home
                                                 accessories and gifts

SCHEDULED COMMENCEMENT DATE:                     July 23, 2002

TERM OF LEASE:                                   Approximately one (1) year, zero (0) months and
                                                 eight (8) days beginning on the Commencement Date
                                                 and ending on the Termination Date. The period from
                                                 the Commencement Date to the last day of the same
                                                 month is the "Commencement Month"

TERMINATION DATE:                                July 31, 2003

ANNUAL RENT and MONTHLY INSTALLMENT OF
RENT(Article 3):

                           RENTABLE                                                     MONTHLY
                            SQUARE          ANNUAL RENT PER       ANNUAL             INSTALLMENT OF
     PERIOD                FOOTAGE            SQUARE FOOT          RENT                   RENT
------------------         --------         ---------------       ------             --------------
from       through
----       -------
7/23/02   7/31/03           147,638              $3.00          $442,914.00            $36,909.50

INITIAL ESTIMATED MONTHLY INSTALLMENT            $11,072.86 ($3,321.86 Common Area Maintenance;
OF RENT ADJUSTMENTS (Article 4)                  $7,012.81 Tax; $738.19 Insurance)

TENANT'S PROPORTIONATE SHARE:                    21%



MTIN

SECURITY DEPOSIT:                                $36,909.50

ASSIGNMENT/SUBLETTING FEE                        N/A

REAL ESTATE BROKER DUE COMMISSION:               The Staubach Companies and Cushman & Wakefield of
                                                 Texas, Inc.

TENANT'S SIC CODE:                               5023

AMORTIZATION RATE:                               N/A

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through F, all of which are made a part of this Lease.

LANDLORD:                                   TENANT:

CALWEST INDUSTRIAL HOLDINGS TEXAS,          HOME INTERIORS AND GIFTS, INC.
L.P., A DELAWARE LIMITED PARTNERSHIP

By:    CalWest Texas, LLC, a Delaware
       limited liability company

Its:   General Partner

By:    RREEF Management Company, a
       Delaware corporation

Its:   Property Manager

By:    /s/ CYNTHIA PRENDERGAST              By:    /s/ KENNETH J. CICHOCKI
       --------------------------------            -----------------------------

Name:  Cynthia Prendergast                  Name:  Kenneth J. Cichocki

Title: District Manager                     Title: Chief Financial Officer

Dated: July 29, 2002                        Dated: July 25, 2002



                                                             --------
                                                             Initials
MTIN

                                      LEASE

         By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

         1.1 The Premises are to be used solely for the purposes set forth on the Reference Pages. Notwithstanding anything contained herein to the contrary, Tenant may change the use set forth on the Reference Pages with Landlord's consent, which consent shall not be unreasonably withheld. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant or in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

         1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employee's, licensees or invitees (collectively, the "Tenant Entities") to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article
30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2. Tenant hereby acknowledges that Tenant has completed, executed and delivered to Landlord the Environmental Questionnaire attached hereto and incorporated herein as Exhibit F and reaffirms that all information provided in such Environmental Questionnaire is true and complete in all respects as of the date hereof. Tenant shall not have any liability to Landlord or to any third party under this Section 1.2 resulting from any conditions existing, or events occurring, or any Hazardous Materials existing or generated, at, in, on, under or in connection with the Premises prior to the Commencement Date (herein defined).

         1.3 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord's rules and regulations regarding such use. However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant's Proportionate Share of the total parking spaces available for common use. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.


MTIN

2. TERM.

         2.1 The Term of this Lease shall begin on the date ("Commencement Date") which shall be the Scheduled Commencement Date as shown on the Reference Pages, and shall terminate on the date as shown on the Reference Pages ("Termination Date"), unless sooner terminated by the provisions of this Lease. Landlord shall tender possession of the Premises on the Commencement Date and all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease shall be completed within thirty (30) days of the Commencement Date. Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Tenant shall, at Landlord's request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty (30) days after Landlord's request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

         2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within seven (7) days after the Scheduled Commencement Date, Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant (each of the foregoing, a "Tenant Delay"). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay.

         2.3 In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant's compliance with the insurance requirements of Article 11. Said early possession shall not advance the Termination Date.

3. RENT.

         3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month's rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant's bank account to Landlord's account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord's notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

         3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within seven (7) days after due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) four percent (4%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive month until paid. The provisions of this
Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this
Section 3.2 in any way affect Landlord's remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

         4.1 For the purpose of this Article 4, the following terms are defined as follows:



MTIN

                  4.1.1 LEASE YEAR: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term.

                  4.1.2 EXPENSES: All reasonable and customary costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant's Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses;
(ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses on long-term borrowings or advertising costs.

                  4.1.3 TAXES: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

         4.2 Tenant shall pay as additional rent for each Lease Year Tenant's Proportionate Share of Expenses and Taxes incurred for such Lease Year. Landlord agrees to promptly pay any Expenses and Taxes when due.

         4.3 The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this
Section 4.3. During the Term, Tenant may review, at Tenant's sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord's agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one
(1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord's determination of Expenses within one hundred eighty (180) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.



MTIN

         4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant's liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

         4.5 When the above mentioned actual determination of Tenant's liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

                  4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty
(30) days of receipt of Landlord's bill therefor; and

                  4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant's liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, promptly refund the difference in cash.

         4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five
(5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled.

6. ALTERATIONS.

         6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord's consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature,
(ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building's electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

         6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord's contractor or a contractor reasonably approved by Landlord, in either event at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord's contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed five percent (5%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due thirty (30) days after Landlord's written demand.



MTIN

         6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under
Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2

7. REPAIR.

7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof, foundation and walls of the Building, sprinklers systems, underground plumbing and sewer lines, water, gas and electric service lines to the point where such service lines enter the Building of which the Premises are a part. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, except as set forth in the punch list to be delivered pursuant to Section 2.1, except for latent defects, which Tenant shall have a period of ninety (90) days after the Commencement Date to discover and promptly report same to Landlord. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant

         7.2 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Building and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises, electrical systems and fixtures, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, reasonable wear and tear and loss by fire or other casualty excepted (but not excepting any damage to glass). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

         7.3 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

         7.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant, enter into such a maintenance/service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the


MTIN
same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days Landlord's demand.

9. ASSIGNMENT AND SUBLETTING.

         9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises;
(c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

         11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee;
(e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured, (f) Business Interruption Insurance for 100% of the 12 months actual loss sustained, and (g) Excess Liability in the amount of $5,000,000.

         11.2 The aforesaid policies shall (a) be provided at Tenant's expense;
(b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property--Special Form); (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term, and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on Accord Form 25 and a certificate of Property insurance on Accord Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

         11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other



MTIN
insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be One Hundred Fifty Percent (150%) of the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under
Article 4 prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord's election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten
(10) days of Landlord's request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

         17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

         17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion



MTIN
of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five
(5) days of Landlord's demand.

18. DEFAULT.

         18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

                  18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default without notice.

                  18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

                  18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

                  18.l.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

                  18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

         19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

                  19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

                  19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.



MTIN

                  19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

                  19.1.4 Upon any termination of Tenant's right to possession only without termination of the Lease:

                           19.1.4.1 Neither such termination of Tenant's right
to possession nor Landlord's taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

                           19.1.4.2 Landlord shall use commercially reasonable
efforts to relet the Premises or portions thereof to the extent required by applicable law. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord's demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of
Article 9.

                           19.1.4.3 Until such time as Landlord shall elect to
terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including, reasonable attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

         19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant's sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord's demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

         19.3 Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof, the "Concession Amount" shall be



MTIN
defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the lease, under Exhibit B hereof for construction allowances (excluding therefrom any amounts expended by Landlord for Landlord's Work, as defined in Exhibit B), and for brokers' commissions payable by reason of this Lease. Accordingly, Tenant agrees that if this Lease or Tenant's right to possession of the Premises leased hereunder shall be terminated as of any date ("Default Termination Date") prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount ("Unamortized Amount") of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3. For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant's default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder, and the amount thus obtained shall be the Unamortized Amount.

         19.4 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys' fees and costs.

         19.5 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

         19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default

         19.7 Landlord hereby irrevocably waives to the fullest extent permitted by applicable law, any right to claim a contractual or statutory landlord's lien against any of Tenant's moveable personal property at the Premises.

         19.8 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant

20. TENANT'S BANKRUPTCY OR INSOLVENCY.

         20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

                  20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment



MTIN
or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

                           20.1.1.1 Such Debtor's Law shall provide to Tenant's
Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

                           20.1.1.2 Tenant's Representative or the proposed
assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

                           20.1.1.3 The assumption or any contemplated
assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

                           20.1.1.4 Landlord shall have, or would have had
absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY

         22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred twenty (120) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

         22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within thirty (30) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

         22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.



MTIN

         22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

         22.5 Notwithstanding anything to the contrary contained in this
Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

         22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten
(10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.



MTIN

26. SURRENDER OF PREMISES.

         26.1 Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises as set forth in Exhibit E, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises, as set forth in Exhibit E attached hereto and incorporated herein. In the event of Tenant's failure to arrange such joint inspections, if not due to Landlord's inability or uncooperation, and/or participate in either such inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

         26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting (collectively, "Alterations"), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord reasonably elects by notice given to Tenant at least ten
(10) days prior to expiration of the Term, Tenant shall, at Tenant's sole cost, remove any Alterations, including carpeting, so designated by Landlord's notice, and repair any damage caused by such removal. Tenant must, at Tenant's sole cost, remove upon termination of this Lease, any and all of Tenant's furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property (collectively, "Personalty"). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Landlord delivered at least thirty
(30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

         26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant's Notice Address.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes and franchise taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. INTENTIONALLY DELETED.



MTIN

30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises and Tenant's Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term "Building" refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term "Building" may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord's reasonable discretion.

31. TENANT'S AUTHORITY. If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord's request, which shall not occur more than once during a twelve-month period, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant's most recent audited financial statement, or, if unaudited, certified by Tenant's chief financial officer as being true, complete and correct in all material respects. Landlord agrees that such financial reports shall be kept confidential and shall only be disclosed to Landlord's accountants, attorneys and other third parties as deemed reasonably necessary by Landlord for making business decisions. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

33. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.



MTIN

39. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager's trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

LANDLORD:                                   TENANT:

CALWEST INDUSTRIAL HOLDINGS TEXAS,          HOME INTERIORS AND GIFTS, INC.
L.P., A DELAWARE LIMITED PARTNERSHIP

By:    CalWest Texas, LLC, a Delaware
       limited liability company

Its:   General Partner

By:    RREEF Management Company, a
       Delaware corporation

Its:   Property Manager

By:    /s/ CYNTHIA PRENDERGAST              By:    /s/ KENNETH J. CICHOCKI
       --------------------------------            -----------------------------

Name:  Cynthia Prendergast                  Name:  Kenneth J. Cichocki

Title: District Manager                     Title: Chief Financial Officer

Dated: July 29, 2002                        Dated: July 25, 2002
       --------------------------------            -----------------------------



MTIN

                  EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

                                   [SITE PLAN]



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
MTIN

                             EXHIBIT A-1 - SITE PLAN


                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT


                                   [SITE PLAN]



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
REVISED 6/27/02

                        EXHIBIT B -- INITIAL ALTERATIONS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT


Tenant shall take the Premises in its "as-is" condition except for certain Leasehold Improvements (herein so called) to the Premises which are to be completed within thirty days of the Commencement Date of the Lease.

         Rewire existing high-bay lights approximately 500' to existing panel. Install three toggle switches for light control.

         Rewire existing transformer approximately 500' to existing panel. Add three 120v dedicated circuits.

         Remove transformer, disconnects, conduit and wire previously used for temporary power. Patch wall where conduit enters the building.

         Construct to code restroom at sanitary sewer stubbed area. Install water heater and HV/AC for restroom.

         Sheetrock, fire tape and bed existing demising wall with Suite 120. Paint demising wall to 10' above finish floor with Kelly-Moore Blanco #25.

         Paint all columns silver to 10' above finish floor.



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
REVISED 6/27/02

                    EXHIBIT C -- COMMENCEMENT DATE MEMORANDUM

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT

                          COMMENCEMENT DATE MEMORANDUM

         THIS MEMORANDUM, made as of      , 20  , by and between
("Landlord") and        ("Tenant").

                                    Recitals:

         A.       Landlord and Tenant are parties to that certain Lease, dated
                  for reference         , 20   (the "Lease") for certain
                  premises (the "Premises") consisting of approximately
                  square feet at the building commonly known as         .

         B. Tenant is in possession of the Premises and the Term of the Lease has commenced.

         C. Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

          NOW, THEREFORE, Landlord and Tenant agree as follows:

         1.       The actual Commencement Date is       .

         2.       The actual Termination Date is       .

         3. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:                                   TENANT:

CALWEST INDUSTRIAL HOLDINGS TEXAS,          HOME INTERIORS AND GIFTS, INC.
L.P., A DELAWARE LIMITED PARTNERSHIP

BY:    CALWEST TEXAS, LLC, A DELAWARE
       LIMITED LIABILITY COMPANY

ITS:   GENERAL PARTNER

By:    RREEF Management Company, a
       Delaware corporation

Its:   Property Manager

By:                                         By:
       --------------------------------            -----------------------------

Name:  Cynthia Prendergast                  Name:  Kenneth J. Cichocki

Title: District Manager                     Title: Chief Financial Officer

Dated:                           , 20       Dated:                        , 20



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
REVISED 6/27/02

                        EXHIBIT D - RULES AND REGULATIONS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CAIWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT

1. No sign, placard, picture, advertisement, name or notice (collectively referred to as "Signs") shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord's sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant's expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant's expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant's expense and without notice.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

5. Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord's prior written consent which consent shall be in Landlord's sole discretion.

7. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof. Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

8. No cooking shall be done or permitted on the Premises, except that Underwriters' Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9. Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10. Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant's business except that Tenant may include the Building name in Tenant's address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
MTIN

11. All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13. Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord's prior written consent.

15. No person shall go on the roof without Landlord's permission.

16. Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

20. Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22. Any directory of the Building or project of which the Building is a part ("Project Area"), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23. Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24. Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

25. Driveways, sidewalks, halls, passages, exits, entrances and stairways ("Access Areas") shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
MTIN
all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26. Landlord reserves the right to designate the use of parking areas and spaces. Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant's guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner's expense. Vehicles parked overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner's expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27. No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant's own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28. During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants. All products, materials or goods must be stored within the Tenant's Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pellets, packing materials, barrels and any other debris produced from their operation.



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
MTIN

                   EXHIBIT E - ADDITIONAL SURRENDER CONDITIONS

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT

Prior to vacating the Premises, it must be left in good, clean condition with all systems in good working order. The items that will be inspected by Landlord are listed below, but are not limited to the following:

1. Service and repair all heating and air conditioning equipment, exhaust fans and hot water heater. Provide Landlord's office with a copy of the inspection and service report provided by the mechanical contractor.

2. All lights in the office and warehouse must be working. Relamp and/or reballast the fixtures as necessary.

3. Overhead doors must be serviced and repaired.

4. All exterior metal doors, including hardware should be serviced or replaced as necessary.

5. Repair all damaged sheetrock in the office area and in the warehouse along the demising walls.

6. Office and warehouse floors should be left in good, clean condition.

7. Fire sprinkler system (if available) must have a current year inspection.

8. Any exterior signage must be removed; repair and repaint the fascia as necessary.

If the Tenant elects not to do any of the above, please note that the Landlord will have the necessary repairs made and deduct the expenses from the Security Deposit.



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
MTIN

        EXHIBIT F - ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

                ATTACHED TO AND MADE A PART OF LEASE BEARING THE
                  LEASE REFERENCE DATE OF JULY 17, 2002 BETWEEN
            CALWEST INDUSTRIAL HOLDINGS TEXAS, L.P., AS LANDLORD AND
                    HOME INTERIORS AND GIFTS, INC., AS TENANT

The purpose of this questionnaire is to obtain information regarding the environmental impact your company or business may have on the building located at 2828 Trade Center Blvd., Carrollton, Texas, neighboring properties or the atmosphere based upon your use, storage, treatment, generation, handling, transportation or disposal of hazardous materials or chemicals, diesel fuel, gasoline, and other petroleum products. Prospective tenants should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to on-going operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this questionnarre.

         If any answers to this questionnaire require further investigation, please complete the investigation before answering the question. Your answers should be complete and include any information which you believe pertinent to the questions asked.

         Your cooperation in this matter is appreciated. Any questions should be directed to, and when completed, the form should be mailed to:

RREEF Management Company
1406 Halsey Way, Suite 110
Carrollton, Texas 75007
Ann: Cynthia Prendergast
Phone: (972)323-8400

1. GENERAL INFORMATION

         1.1 Name of responding company or business (this entity will be referred to as "you" or "your"):

                  Check the Applicable Status:

                  Prospective Tenant [ ]         Existing Tenant [ ]

         1.2 Mailing Address:
                             ---------------------------------------------------

                  --------------------------------------------------------------

                  Contact Person and Title:
                                           -------------------------------------

                  Telephone Number: (   )
                                     --- ---------------------------------------

                  Address of Leased Premises (the "premises"):
                                                              ------------------

                  --------------------------------------------------------------



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

                  Length of Lease Term:
                                       -----------------------------------------

         1.3 Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to on-going operations.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         1.4 Will a company or business other than you occupy the premises?

                  Yes [ ]           No [ ]

                  If your answer is yes, complete a separate questionnaire for each additional occupant.

         1.5 Provide the name, title and address of the person who is responsible for ensuring you are in compliance with environmental laws and regulations pertaining to the use, storage, treatment, generation, handling, transportation or disposal of hazardous materials or hazardous wastes.

                  --------------------------------------------------------------

         1.6 Provide the name, title and address of the person completing this questionnaire.

                  --------------------------------------------------------------

                  If, the person who complete this questionnaire is not the same person identified in Section 1.5, did the person identified in
                  Section 1.5 assist in completing this questionnaire?

                  Yes [ ]           No [ ]

                  If your answer is no, explain why.
                                                     ---------------------------

                  --------------------------------------------------------------

         1.7 How many employees will be employed at the premises.

                  --------------------------------------------------------------

2. STORAGE OF HAZARDOUS MATERIALS

         2.1 Will any hazardous materials be treated, used, stored or present on-site?

                  Yes [ ]           No [ ]

         2.2 If you answered yes to Section 2.1, provide the following information for each hazardous material. Also, provide a copy of the MSDSs for each hazardous material.

                  Name or Description:
                                      ------------------------------------------

                  Nature of Material:
                                     -------------------------------------------



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

                  Maximum Volume stored at one time:
                                                    ----------------------------

                  Total amount used per year:
                                             -----------------------------------

                  Location of Storage:
                                      ------------------------------------------

                  Maximum time stored:
                                      ------------------------------------------

                  Describe the manner in which each hazardous material is used on the premises:
                                  ----------------------------------------------

         2.3 If you answered yes to Section 2.1, describe the containers and storage areas. Your description should provide the following information:

                  Number of Storage Areas:
                                          --------------------------------------

                  Type of Containers:
                                     -------------------------------------------

                  Capacity of Containers:
                                         ---------------------------------------

                  Secondary Containment: Yes [ ]        No [ ]

                           Type/Composition:
                                            ------------------------------------

                           Maximum Volume:
                                          --------------------------------------

                  Location of Storage Areas:
                                            ------------------------------------

         2.4 If you answered yes to Section 2.1, provide a map showing where each hazardous material, container and storage area is located on the premises.

3. STORAGE TANKS & SUMPS

         3.1 Is any above or below ground storage of hazardous materials in tanks proposed or currently conducted on the premises?

                  Yes [ ]           No [ ]

                  If yes, describe the hazardous materials to be stored, the type, size and construction of each tank, and describe the secondary containment. Identify the location of each tank.

         3.2 Do you have all federal, state or local (including local fire department) permits required to operate each above or below ground tank?

                  Yes [ ]           No [ ]

                  If yes, please attach copies of the permits. If not, please explain why not

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

         3.3 Do you have or intend to have any sumps on the premises?

                  Yes [ ]           No [ ]

                  If yes, how many sumps are there, or do you intend to have, on the premises?

                  Yes [ ]           No [ ]

                  Provide the following information for each sump: (i) its intended use, (ii) the hazardous material it contains, (iii) whether or not it is used for storage, (iv) its type, size and construction, and (v) its location.

         3.4 Have any of the tanks or sumps been monitored, inspected or tested for leakage?

                  Yes [ ]           No [ ]

                  If so, attach the results.

         3.5 Have any spills or leaks occurred from such tanks or sumps?

                  Yes [ ]           No [ ]

                  If so, describe (e.g., date, location, hazardous material and quantity released).

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         3.6 Were any regulatory agencies notified of the spill or leak?

                  Yes [ ]           No [ ]

                  If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

         3.7 Have any underground or above ground storage tanks or sumps been taken out of service or removed?

                  Yes [ ]           No [ ]

                  If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure or removal of such tanks.

4. SPILLS AND RELEASES

         4.1 During the past five years, have any spills or releases occurred on the premises?

                  Yes [ ]           No [ ]

                  If so, please describe each spill or release (e.g., date, location, hazardous material and quantity) and attach the results of any testing conducted to determine the extent of such spills or release?



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

                  Yes [ ]           No [ ]

         4.2 Were any agencies notified in connection with such spills or releases?

                  Yes [ ]           No [ ]

                  If so, attach copies of any spill or release reports or other correspondence with regulatory agencies.

         4.3 Were any clean-up actions undertaken in connection with the spills or releases?

                  Yes [ ]           No [ ]

                  If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final air, soil or groundwater sampling done upon completion of the clean-up work.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

5. HAZARDOUS WASTE MANAGEMENT

         5.1 Have you been issued an EP Hazardous Waste Generator I.D. Number?

                  Yes [ ]           No [ ]

                  If yes, provide the number:
                                              ----------------------------------

         5.2 Have you filed a biennial report as a hazardous waste generator?

                  Yes [ ]           No [ ]

                  If so, attach a copy of the most recent report filed.

         5.3 For each hazardous waste generated or to be generated provide (i) its hazard class and waste code, (ii) describe the process generating the waste, and (iii) state the quantity generated on a monthly basis.

         5.4 Describe the method(s) of disposal for each hazardous waste. Indicate where and how often disposal will take place and provide the name and telephone number of your hazardous waste recycling and/or disposal company and the name and telephone number of your hazardous waste transporter.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

                  --------------------------------------------------------------

         5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises?



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

                  Yes [ ]           No [ ]

                  If yes, please describe any existing or proposed treatment methods.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  Provide the name, telephone number and agency (local, state or federal) which supervises your waste management operation in this state or region:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         5.7 Attach copies of any hazardous waste permits or licenses issued to you with respect to the operations on the premises.

                  If no permit is required to conduct the activities on the premises, so indicate.

                  --------------------------------------------------------------

         5.8 Are you are in the process of obtaining a hazardous waste permit?

                  Yes [ ]           No [ ]

                  If yes, provide the information requested in Section 5.3.

6. WASTEWATER TREATMENT/DISCHARGE

         6.1 Do you discharge wastewater to:

                      storm drain?            other? Describe.
                  ----                    ----                -----------------

                  ---------------------------------------------

                      surface water?          no industrial discharge
                  ----                    ----
                      sewer?
                  ----

         6.2 Is your wastewater treated before discharge?

                  Yes [ ]           No [ ]

                  If yes, describe the type of treatment conducted. If no, explain why treatment is not required.

                  --------------------------------------------------------------

         6.3 Attach copies of any wastewater discharge permits issued to you with respect to the operations on the premises.

         6.4 Provide the name, telephone number and agency (local, state or federal) which supervises your wastewater discharge practices:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

7. AIR EMISSIONS



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

         7.1 Do you have any air pollution control systems or stacks?

                  Yes [ ]           No [ ]

                  Please describe (e.g., type of system, purpose, height of stacks, venting, quantity of emissions):

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         7.2 Do you operate any of the following types of equipment or type of process, or any other equipment or process requiring an air emissions permit from an air pollution control district or agency:

                      Spray booth             Generator
                  ----                    ----

                      Dip tank                Storage Tank
                  ----                    ----

                      Drying oven             Degreaser
                  ----                    ----

                      Incinerator             No Equipment or Process
                  ----                    ----

                                 Requires an Air Permit

                                 Other (Please Describe):
                             ----

                             -----------------------------------

                  Are you required to prepare any air emission inventory reports and/or risk assessments for any equipment or process?

                  Yes [ ]           No [ ]

                  If yes, attach a copy of the report or assessment

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         7.3 Are air emissions from your operations monitored?

                  Yes [ ]           No [ ]

                  If so, indicate the frequency of monitoring and a description of the monitoring results.

                  --------------------------------------------------------------

         7.4 Attach copies of any air emissions permits pertaining to your operations on the premises.

         7.5 Provide the name, telephone number, and agency (local, state or federal) which issues your air pollution permits.



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

8. WORKER SAFETY

         8.1 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.

                  --------------------------------------------------------------

         8.2 Describe any protective or special equipment or clothing (e.g., respirators) which your employees wear, or are required to wear, in order to reduce exposures to hazardous substances on the premises. Also indicate the purpose of such equipment or clothing.

                  --------------------------------------------------------------

                  --------------------------------------------------------------

9. ENVIRONMENTAL ENFORCEMENT ACTIONS, COMPLAINTS

         9.1 Have you ever been subject to (i) any local, state or federal agency environmental enforcement actions, administrative orders, or consent decrees (civil, criminal or administrative) or permit revocation within the last five years, or (ii) any local, state or federal agency or private party notifications identifying you as a potentially responsible party for an environmental cleanup or environmental related claim?

                  Yes [ ]           No [ ]

                  If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

                  --------------------------------------------------------------

         9.2 Other than governmental action addressed in Section 10.1, have there ever been, or are there now pending or threatened, any lawsuits or claims against you regarding compliance with any environmental or health and safety laws or regulations concerns?

                  Yes [ ]           No [ ]

                  If so, provide the following: (i) the nature of the claim,
                  (ii) the date when the claim was first asserted, (iii) the name(s) of the party(ies) asserting the claim, and (iv) the history and current status of such claim, including what actions you have taken to address and/or remediate the claim.

                  --------------------------------------------------------------

         9.3 Has an environmental audit ever been conducted at your current facility?

                  Yes [ ]           No [ ]

                  If so, specify the number of audits, identify the person who conducted the audit, the date of each audit, and discuss the results of such audits or attach a copy of each audit.

                  --------------------------------------------------------------



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02

         9.4 Have there been any problems or complaints from employees or neighbors regarding environmental issues (e.g., odor, emissions, nuisance, etc.) resulting from the operation of your current facility?

                  Yes [ ]           No [ ]

If so, describe the source and nature of the complaint.

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

10. ADDITIONAL INFORMATION

         10.1 Please provide any additional information which you believe is relevant to assess the environmental impact which your use, storage, treatment, generation, handling, transportation or disposal of hazardous materials or hazardous waste may have on the premises.

11. TENANT DISCLOSURE AND REPRESENTATIONS

         11.1 The undersigned understands that it has an ongoing obligation, according to the terms of the lease, to report in writing any changes to the information it provides in this questionnaire and to update this questionnaire, as necessary, with any new information which may impact the health and safety of people on or in the vicinity of the premises or which may impact the environment.

         11.2 The undersigned warrants and represents that it is, as of the date set forth below, in compliance with all environmental laws and regulations governing its activities on the premises, except as expressly set forth in this questionnaire.

         11.3 The information contained in this questionnaire is true and correct.

                                       TENANT:


                                       -----------------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------
                                       Date:
                                            ------------------------------------



                                                        CAP/[ILLEGIBLE]
                                                        ---------------
                                                            Initials
10/31/01 CALWEST TX MTIN
Revised 6/02